UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2016

INC RESEARCH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36730	27-3403111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3201 Beechleaf Court, Suite 600 Raleigh, North Carolina		27604-1547
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 876-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Dismissal of Independent Registered Public Accounting Firm

On February 28, 2016, the Audit Committee of the Board of Directors of INC Research Holdings, Inc. (the “Company”) dismissed Ernst & Young LLP (“EY”) as its independent registered public accounting firm after completing a competitive process with multiple firms to serve in that role for the fiscal year ending December 31, 2016.

The audit reports of EY on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph for the adoption of new accounting standards. The audit report of EY on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2015 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified. No such report was required as of December 31, 2014.

During the fiscal years ended December 31, 2015 and 2014 and in the subsequent interim period through February 28, 2016 there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K of the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”).

During the fiscal years ended December 31, 2015 and 2014 and in the subsequent interim period through February 28, 2016, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with EY on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of such disagreements in their reports on the financial statements.

The Company provided EY with a copy of the disclosures it is making in this Form 8-K prior to the time this Form 8-K was filed with the SEC. The Company requested EY to furnish it a letter addressed to the SEC stating whether it agrees with the above statements. A copy of that letter, dated February 29, 2016, is filed as Exhibit 16.1 to this Form 8-K.

Engagement of New Independent Registered Public Accounting Firm

On February 28, 2016, the Audit Committee approved the appointment of Deloitte & Touche LLP as the Company’s new independent registered public accounting firm for the year ending December 31, 2016.

During the fiscal years ended December 31, 2015 and 2014 and in the subsequent interim period through February 28, 2016, neither the Company nor anyone acting on its behalf consulted with Deloitte & Touche LLP regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte & Touche LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Document

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated February 29, 2016, pursuant to Section 304(a)(3) of Regulation S-K of the rules and regulations of the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 29, 2016	INC RESEARCH HOLDINGS, INC.

	By:	/s/ Gregory S. Rush
	Name:	Gregory S. Rush
	Title:	Executive Vice President and Chief Financial Officer